Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

Supplement Dated April 5, 2007
to
Prospectus Dated February 12, 2007
and to
Proxy Statement for Special Meeting of Shareholders to be Held on April 30, 2007

Change in Portfolio Manager for the Wisconsin Tax-Exempt Fund

Effective April 5, 2007, Derek J. Pawlak, a member of the team of investment professionals that manages the Wisconsin Tax Exempt Fund, resigned from his positions with North Track Funds, Inc. and Ziegler Capital Management, LLC, investment advisor to North Track Funds, Inc., to pursue other opportunities. Richard D. Scargill, Brian K. Andrew, CFA and Wendy W. Stojadinovic, CFA, all of whom worked as a team of investment professionals with Mr. Pawlak to manage the assets of the Wisconsin Tax-Exempt Fund, will continue to work together to manage the assets of the Fund. Mr. Scargill will take over Mr. Pawlak's position as leader of the team. Given the continuity of portfolio managers working on this team, we expect that shareholders will see no change in the manner in which this team manages the Fund's assets.